FORTISSIMO ACQUISITION CORP.
(a development stage corporation)

As of October 17, 2006

IN U.S. DOLLARS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Fortissimo Acquisition Corp.

We have audited the accompanying balance sheet of Fortissimo Acquisition Corp. (a development stage corporation) (the “Company”) as of October 17, 2006 and the related statements of operations, stockholders’ equity and cash flows from January 1, 2006 to October 17, 2006 and the cumulative period from December 27, 2005 (inception) to October 17, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fortissimo Acquisition Corp. as of October 17, 2006 and the results of its operations and its cash flows for the period from January 1, 2006 to October 17, 2006 and the cumulative period from December 27, 2005 (inception) to October 17, 2006 in conformity with United States generally accepted accounting principles.

/s/ GOLDSTEIN GOLUB KESSLER LLP
GOLDSTEIN GOLUB KESSLER LLP
New York, New York

October 18, 2006

FORTISSIMO ACQUISITION CORP.
(a development stage corporation)
BALANCE SHEET

October 17,
2006

ASSETS

CURRENT ASSETS:
Cash	$908,225
Investments held in Trust (Note 1)	23,160,000
Pre-paid expenses	8,500

Total current assets	$24,076,725

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accrued expense	$131,505
Deferred Underwriting Fee (Note 2)	240,000

Total current liabilities	$371,505

Common stock , subject to possible conversion, 799,600 shares at conversion value	4,629,684

STOCKHOLDERS' EQUITY
Preferred stock - $.0001 par value; 1,000,000 authorized; none issued or outstanding (Note 7)	-
Common stock - $.0001 par value; 21,000,000 authorized; 5,333,334 issued and outstanding (which includes 799,600 subject to possible conversion) (Note 1)	533
Additional paid-in capital	19,080,047
Deficit accumulated during the development stage	(5,044)

Total stockholders' equity	19,075,536

Total liabilities and stockholders' equity	$24,076,725

See notes to financial statements

FORTISSIMO ACQUISITION CORP.
(a development stage corporation)

STATEMENTS OF OPERATIONS

	For the year from January 1, 2006 to October 17, 2006	For the period from December 27, 2005 (inception) to October 17, 2006

Formation expenses	$-	$3,000
Other expenses	2,044	2,044

Net loss for the period	$(2,044)	$(5,044)

Weighted average number of shares outstanding, basic and diluted	1,089,966	1,088,435

Net loss per share	$(0.00)	$(0.00)

See notes to financial statements

FORTISSIMO ACQUISITION CORP.
(a development stage corporation)

STATEMENTS OF STOCKHOLDERS' EQUITY

For the period from December 27, 2005 (inception) to October 17, 2006

				Deficit
				Accumulated
			Additional	during the
	Common Stock		paid in	development
	Shares	Amount	capital	stage	Total

Issuance of Common Stock to initial stockholders on December 30, 2005 at $.025 per share	1,000,000	$100	$24,900	$-	$25,000
Net loss for the period	-	-	-	(3,000)	(3,000)

Balance as at December 31, 2005	1,000,000	$100	$24,900	(3,000)	$22,000

Sale of 4,000,000 Units (net of $2,314,840 offering expenses, including the issuance of 799,600 shares subject to possible conversion)	4,000,000	400	21,684,760	-	21,685,160
Gross proceeds from issuance of Unit Purchase Option	-	-	100	-	100
Gross proceeds from Issuance of Insider Units	333,334	33	1,999,971	-	2,000,004
Proceeds subject to possible conversion		-	(4,629,684)	-	(4,629,684)
Net loss for the period	-	-	-	(2,044)	(2,044)

Balance as at October 17, 2006	5,333,334	$533	$19,080,047	$(5,044)	$19,075,536

See notes to financial statements

FORTISSIMO ACQUISITION CORP.
(a development stage corporation)

STATEMENTS OF CASH FLOWS

	For the year from January 1, 2006 to October 17, 2006	For the period from December 27, 2005 (inception) to October 17, 2006

Cash flows from operating activities:

Net loss	$(2,044)	$(5,044)
Increase in pre-paid expenses	(8,500)	(8,500)
Increase (decrease) in accrued expenses	(956)	2,044

Net cash used in operating activities	$(11,500)	$(11,500)

Cash flows from investing activities:

Cash placed in trust fund	($23,160,000)	($23,160,000)

Net cash used in investing activities	($23,160,000)	($23,160,000)

Cash flows from financing activities:

Payment of notes payable - stockholders	(115,000)	(115,000)
Proceeds from sale of Units to public	24,000,000	24,000,000
Proceeds from issuance of shares to Initial Stockholders	-	25,000
Proceeds from notes payable - stockholders	60,000	115,000
Proceeds from sale of Unit Purchase Option	100	100
Proceeds from sale of Insider Units	2,000,004	2,000,004
Payment of offering expenses	(1,932,879)	(1,945,379)

Net cash provided by financing activities	$24,012,225	$24,079,725

Increase in cash	840,725	908,225

Cash at beginning of period	67,500	-

Cash at the end of the period	$908,225	$908,225

Supplemental disclosure of non-cash financing activity :
Accrual of offering costs	$114,961	$129,461
Deferred Underwriting Fee	$240,000	$240,000

See notes to financial statements

FORTISSIMO ACQUISITION CORP.
(a development stage corporation)
NOTES TO FINANCIAL STATEMENTS

NOTE 1:-	ORGANIZATION AND BUSINESS OPERATIONS

Fortissimo Acquisition Corp. (the “Company”) was incorporated in Delaware on December 27, 2005 as a blank check company to serve as a vehicle to effect a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business that has operations or facilities located in Israel, or that is a company operating outside of Israel which management believes would benefit from establishing operations or facilities in Israel (a "Target Business").

At October 17, 2006, the Company had not yet commenced any operations. All activity through October 17, 2006 relates to the Company’s formation and the initial public offering described below. The Company has selected December 31 as its fiscal year-end.

The registration statement for the Company’s initial public offering (the "Offering") was declared effective October 11, 2006 The Company consummated the Offering on October 17, 2006 and received net proceeds of approximately $22 million. The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a business combination with a Target Business (a “Business Combination”). Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. An amount of $23,160,000, which includes $2,000,004 relating to the sale of Insider Units (as defined below) and $240,000 deferred payment to EarlyBirdCapital, Inc., the underwriter in the Offering (“Underwriter”), of the net proceeds is being held in an interest-bearing trust account ("Trust Account") and invested in government securities until the earlier of (i) the consummation of its first Business Combination and (ii) liquidation of the Company. The cash placed in the Trust Account has been invested in a Treasury Bill which is being accounted for as a trading security. The market value of the Treasury Bill approximated its cost at October 17, 2006. The placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, prospective target businesses or other entities it engages, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. The Company’s directors have severally agreed that they will be personally liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered contracted for or products sold to the Company. However, there can be no assurance that the directors will be able to satisfy those obligations. The remaining net proceeds (not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

Fortissimo Capital Fund GP, L.P., (“FCF”), one of the Company's initial stockholders, has purchased an aggregate of 333,334 units (the “Insider Units”) at $6.00 per unit (for an aggregate purchase price of $2,000,004) from the Company. This purchase took place on a private placement basis simultaneously with the consummation of the Offering. All of the proceeds received from the sale of the Insider Units were placed in the Trust Account. The Insider Units are identical to the units (“Units”) sold in the Offering to the public; however, FCF has waived the right to receive distributions upon a liquidation of the Company prior to a Business Combination with respect to the securities underlying the Insider Units. FCF has also contractually agreed that the Insider Units and underlying securities will not be sold or transferred by it until after the completion of a Business Combination.

FORTISSIMO ACQUISITION CORP.
(a development stage corporation)
NOTES TO FINANCIAL STATEMENTS

NOTE 1:-	ORGANIZATION AND BUSINESS OPERATIONS (Cont.)

The Company, after signing a definitive agreement for the acquisition of a Target Business, is required to submit such transaction for stockholder approval. In the event that stockholders owning 20% or more of the shares sold in the Offering vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated. All of the Company’s stockholders prior to the Offering (“Initial Stockholders”), have agreed to vote their 1,000,000 founding shares of common stock as well as the 333,334 shares of common stock included in the Insider Units, in accordance with the vote of the majority in interest of all other stockholders of the Company (“Public Stockholders”) with respect to any Business Combination. After consummation of a Business Combination, these voting safeguards will no longer be applicable.

With respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his or her shares into cash. The per share conversion price will equal the amount in the Trust Account, calculated as of two business days prior to the consummation of the proposed Business Combination, divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares held by Initial Stockholders. Accordingly, a portion of the net proceeds of the Offering (19.99% of the amount originally held in the Trust Fund) has been classified as common stock subject to possible conversion in the accompanying October 17, 2006 balance sheet.

The Company’s Certificate of Incorporation, as amended, provides for mandatory liquidation of the Company in the event that the Company does not consummate a Business Combination by October 11, 2008. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including the Trust Account assets) will be less than the initial public offering price per share in the Offering (assuming no value is attributed to the Warrants contained in the Units to be offered in the Offering).

FORTISSIMO ACQUISITION CORP.
(a development stage corporation)

NOTES TO FINANCIAL STATEMENTS

NOTE 2:-	INITIAL PUBLIC OFFERING

On October 17, 2006, the Company sold 4,000,000 Units at an offering price of $6.00 per Unit. Each Unit consists of one share of the Company’s common stock and two Redeemable Common Stock Purchase Warrants (“Warrants”). Each Warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing the later of the completion of a Business Combination and October 11, 2007 and expiring October 10, 2010. The Company may redeem the Warrants, with the prior consent of the Underwriter, at a price of $.01 per Warrant upon 30 days’ notice while the Warrants are exercisable, only in the event that the last sale price of the common stock is at least $8.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given.

The Company agreed to pay the Underwriter an underwriting discount of 7% of the gross proceeds of the Offering and a non-accountable expense allowance of 1% of the gross proceeds of the Offering. However, the Underwriter has agreed that 1.0% of the underwriting discounts will not be payable unless and until the Company completes a Business Combination and has waived its right to receive such payment upon the Company’s liquidation if the Company is unable to complete a Business Combination. In connection with the Offering, the Company also issued an option, for $100, to the Underwriter, to purchase 400,000 Units at an exercise price of $7.50 per Unit (the “Underwriter’s Option”). The Underwriter’s Option may be exercised for cash, or on a cashless basis at the holder’s option, commencing on the later of the consummation of a Business Combination and October 11, 2007. The Underwriter’s Option expires on October 10, 2011. The Company has accounted for the fair value of the Underwriter’s Option, inclusive of the receipt of the $100 cash payment, as an expense of the Offering resulting in a charge directly to stockholders’ equity. The Company estimates that the fair value of the Underwriter’s Option is approximately $1,529,710 ($3.82 per Unit) using a Black-Scholes option-pricing model.

NOTE 3:-	SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents - Cash and cash equivalents are deposits with financial institutions as well as short-term money market instruments with maturities of three months or less when purchased. The Company did not hold any cash equivalents as of October 17, 2006.

Concentration of Credit Risk - Financial instruments that potentially subject the Company to a significant concentration of credit risk consist primarily of cash and cash equivalents. The Company may maintain deposits in federally insured financial institutions in excess of federally insured limits. However, management believes the Company is not exposed to significant credit risk due to the financial position of the depository institutions in which those deposits are held.

Net Loss Per Share - Net loss per share is computed based on the weighted average number of shares of common stock outstanding.

Fair Value of Financial Instruments - The fair values of the Company’s assets and liabilities that qualify as financial instruments under SFAS No. 107 "Disclosures about Fair Value of Financial Instrument," approximate their carrying amounts presented in the balance sheet at October 17, 2006.

FORTISSIMO ACQUISITION CORP.
(a development stage corporation)

NOTES TO FINANCIAL STATEMENTS

NOTE 3:-	SIGNIFICANT ACCOUNTING POLICIES (Cont.)

Use of Estimates - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes - Deferred income tax assets and liabilities are computed for differences between the financial statement and tax basis of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.

New Accounting Pronouncements - In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes,” an interpretation of FASB Statement No. 109 (“FIN 48”), which provides criteria for the recognition, measurement, presentation and disclosure of uncertain tax positions. A tax benefit from an uncertain position may be recognized only if it is “more likely than not” that the position is sustainable based on its technical merits. The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2006. The Company does not expect FIN 48 will have a material effect on its financial condition or results of operations.

The Company does not believe that any other recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

NOTE 4:-	LOANS FROM RELATED PARTY

A related party provided two loans to the Company in order to cover a portion of the expenses of the Offering, in the aggregate amount of $115,000.

The loans were in U.S. dollars, bore no interest and were repaid upon the consummation of the Offering from the net proceeds of such Offering.

NOTE 5:-	INCOME TAXES

Deferred income tax assets and liabilities are computed for differences between the financial statement and tax basis of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.

The Company recorded a deferred income tax asset, principally for the tax effect of net operating loss carryforwards, aggregating approximately $1,000 as of October 17, 2006. In recognition of the uncertainty regarding the ultimate amount of income tax benefits to be derived, the Company has recorded a full valuation allowance.

The effective tax rate differs from the statutory rate of 34% due to the valuation allowance.

FORTISSIMO ACQUISITION CORP.
(a development stage corporation)

NOTES TO FINANCIAL STATEMENTS

NOTE 6:-	COMMITMENTS

The Company presently occupies office space provided by an affiliate of one of the Initial Stockholders. Such affiliate has agreed that, until the Company consummates a Business Combination, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $7,500 per month for such services commencing October 11, 2006. The Amount expensed from October 11, 2006 through October 17, 2006 totaled $1,694.

The Initial Stockholders have waived their right to receive distributions with respect to their founding shares and shares included within the Insider Units upon the Company’s liquidation.

The Initial Stockholders and holders of the Insider Units (or underlying securities) are entitled to registration rights with respect to their founding shares or Insider Units (or underlying securities), as the case may be. The holders of the majority of these securities are entitled to make up to two demands (in the aggregate) that the Company register these securities. With respect to the founding shares, the holders of the majority of these shares are entitled to demand that the Company register these shares at any time commencing three months prior to October 11, 2009. With respect to the Insider Units (or underlying securities), the holders of a majority of these securities are entitled to demand that the Company register such securities at any time after the Company consummates a Business Combination. In addition, the Initial Stockholders and holders of the Insider Units (or underlying securities) have certain “piggy-back” registration rights on registration statements filed after the Company’s consummation of a Business Combination. The Underwriter’s Option is subject to similar registration rights.

The Company has also agreed to pay fees and issue securities to the Underwriter as described in Note 2 above.

NOTE 7:-	PREFERRED STOCK

The Company is authorized to issue up to 1,000,000 shares of Preferred Stock with such designations, voting, and other rights and preferences as may be determined from time to time by the Board of Directors.

Prior to the consummation of a Business Combination, the Company may not issue preferred stock which participates in the proceeds of the Trust Account, or which votes as a class with the common stock on a Business Combination.